Description of business	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of business	Description of business
    ICON plc and its subsidiaries ("the Company" or "ICON") is a clinical research organization ("CRO"), providing outsourced development services on a global basis to the pharmaceutical, biotechnology and medical device industries. We specialize in the strategic development, management and analysis of programs that support all stages of the clinical development process from compound selection to Phase I-IV clinical studies. Our vision is to be the global CRO partner of choice in drug development by delivering best in class information, solutions and performance in clinical and outcomes research.

    We believe that we are one of a select group of CROs with the expertise and capability to conduct clinical trials in most major therapeutic areas on a global basis and have the operational flexibility to provide development services on a stand-alone basis or as part of an integrated "full-service" solution. At December 31, 2020 we had approximately 15,730 employees, in 93 locations in 41 countries. During the year ended December 31, 2020, we derived approximately 33.1%, 57.1% and 9.8% of our revenue in the United States, Europe and Rest of World, respectively.

ICON’s ordinary shares are traded on the NASDAQ Global Select Market under the symbol “ICLR”.

    We began operations in 1990 and have expanded our business predominately through internal growth, together with a number of strategic acquisitions to enhance our capabilities and expertise in certain areas of the clinical development process. We are incorporated in Ireland and our principal executive office is located at: South County Business Park, Leopardstown, Dublin 18, Republic of Ireland. The contact telephone number of this office is +353 1 2912000.